MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.         Two World Trade Center

LETTER TO THE SHAREHOLDERS February 28, 2001            New York, New York 10048

DEAR SHAREHOLDER:

As of February 28, 2001, Morgan Stanley Dean Witter Liquid Asset Fund had net assets of approximately $21.7 billion, up 13 percent from a year earlier. The average maturity of the portfolio was 81 days and its annualized net investment income for the six-month period ended February 28, 2001 was 5.93 percent. For the seven-day period ended February 28, 2001, the Fund provided an effective yield of 5.83 percent and a current yield of 5.67 percent, while its 30-day current yield was 5.58 percent.

MARKET OVERVIEW

Yields available from money-market securities reached their highest levels in recent years during the third calendar quarter of 2000, then declined moderately in the fourth quarter. By December, it became clear that the pace of economic activity was slowing significantly from the robust rates achieved during the first three quarters of 2000. Yield levels began to fall in anticipation of further reductions in the Federal Open Market Committee's target rate for federal funds. In fact, on January 3, 2001, and again on January 31, 2001, the Committee announced cuts of 50 basis points (one half of one percentage point) in the federal funds target rate, lowering it in two steps from 6.50 percent to
5.50 percent. Subsequent to the reporting period, the Fed cut rates an additional 50 basis points, to 5.0 percent.

PORTFOLIO COMPOSITION AND STRUCTURE

On February 28, 2001, approximately 50 percent of the Fund's portfolio was invested in high-quality commercial paper, 44 percent in Federal agency and U.S. Treasury obligations, and the remaining 6 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of February, approximately 78 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

stability of value with a very high degree of liquidity. As always, we try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

LOOKING AHEAD

We expect the pace of economic activity during the months ahead to continue to be much more moderate than during the same period one year earlier. Because many leading economic indicators have been registering slower or negative readings, we anticipate that the Fed could take further steps to reduce short-term interest rates during the next six months. Consequently, the net yield results that might be achieved during this period are likely to be lower than those realized during the period covered by this report.

We appreciate your ongoing support of Morgan Stanley Dean Witter Liquid Asset Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited)

                                                                      ANNUALIZED
PRINCIPAL                                                              YIELD ON
AMOUNT IN                                                              DATE OF           MATURITY
THOUSANDS                                                              PURCHASE            DATE               VALUE
------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER (50.4 %)
             Banking (2.6 %)
$  365,000   Citicorp..............................................  5.13 - 5.48%   03/06/01 - 04/25/01  $   363,532,842
    50,000   Wachovia Corp. .......................................      6.57            03/19/01             49,839,250
   150,000   Wells Fargo & Co. ....................................  6.38 - 6.46    03/16/01 - 03/29/01      149,301,962
                                                                                                         ---------------
                                                                                                             562,674,054
                                                                                                         ---------------

             Computer Processing Hardware (0.5 %)
   110,000   IBM Credit Corp. .....................................  5.38 - 5.49    03/05/01 - 04/02/01      109,808,978
                                                                                                         ---------------

             Finance - Automotive (1.1 %)
   245,000   Ford Motor Credit Co. ................................  5.48 - 5.50    03/08/01 - 03/16/01      244,549,888
                                                                                                         ---------------

             Finance - Consumer (5.3 %)
   275,000   American Express Credit Corp. ........................  5.36 - 6.55    03/08/01 - 04/10/01      274,087,667
   200,000   Household Finance Corp. ..............................      5.48            03/07/01            199,818,000
   670,000   New Center Asset Trust................................  5.02 - 6.38    03/26/01 - 05/17/01      664,911,212
                                                                                                         ---------------
                                                                                                           1,138,816,879
                                                                                                         ---------------

             Finance/Rental/Leasing (0.9 %)
   200,000   International Lease Finance Corp. ....................  5.56 - 5.57    03/23/01 - 03/26/01      199,280,639
                                                                                                         ---------------

             Financial Conglomerates (5.7 %)
   250,000   Associates Corp. of North America.....................  6.59 - 6.62    03/02/01 - 03/06/01      249,846,875
 1,000,000   General Electric Capital Corp. .......................  5.14 - 6.78    03/02/01 - 09/05/01      988,947,001
                                                                                                         ---------------
                                                                                                           1,238,793,876
                                                                                                         ---------------

             International Banks (28.8 %)
   350,000   ABN-AMRO North America Finance Inc. ..................  5.48 - 5.97    05/17/01 - 06/04/01      345,202,250
   650,000   ANZ (DE) Inc. ........................................  5.55 - 6.59    03/09/01 - 04/05/01      648,189,195
   245,000   Barclays U.S. Funding Corp. ..........................  5.36 - 5.50    03/19/01 - 03/27/01      244,107,036
   900,000   Canadian Imperial Holdings Inc. ......................  5.25 - 6.36    03/19/01 - 06/01/01      893,077,722
   150,000   Commerzbank U.S. Finance Inc. ........................      6.47            03/15/01            149,629,000
   865,000   Deutsche Bank Financial Inc. .........................  5.25 - 6.65    03/30/01 - 07/13/01      858,026,372
   600,000   Dresdner U.S. Finance Inc. ...........................  5.49 - 5.50    03/13/01 - 04/30/01      597,757,167
   200,000   Halifax PLC...........................................  6.43 - 6.50    04/04/01 - 04/05/01      198,792,750
    60,000   National Australia Funding (DE) Inc. .................  5.20 - 5.51    03/05/01 - 06/25/01       59,408,483
   910,000   Societe Generale N.A. Inc. ...........................  5.26 - 6.40    03/20/01 - 05/10/01      903,121,945
   350,000   Toronto-Dominion Holdings (USA) Inc. .................      6.03       05/08/01 - 05/30/01      345,558,583
 1,015,000   UBS Finance (Delaware) LLC............................  5.25 - 6.62    03/07/01 - 06/26/01    1,006,383,272
                                                                                                         ---------------
                                                                                                           6,249,253,775
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued


                                                                      ANNUALIZED
PRINCIPAL                                                              YIELD ON
AMOUNT IN                                                              DATE OF           MATURITY
THOUSANDS                                                              PURCHASE            DATE               VALUE
------------------------------------------------------------------------------------------------------------------------
             Insurance (0.2 %)
$   50,000   Prudential Funding Corp. .............................      5.46%           03/13/01        $    49,909,333
                                                                                                         ---------------

             Investment Bankers/Brokers (2.3 %)
   500,000   Goldman Sachs Group Inc. .............................  5.01 - 5.54    04/02/01 - 05/18/01      496,546,569
                                                                                                         ---------------

             Major Banks (2.7 %)
   585,000   J.P. Morgan Chase & Co. ..............................  5.36 - 6.57    04/16/01 - 05/01/01      579,926,556
                                                                                                         ---------------

             Major Telecommunications (0.3 %)
    70,000   Verizon Global Funding Inc. ..........................      5.39            04/06/01             69,625,500
                                                                                                         ---------------

             TOTAL COMMERCIAL PAPER
              (Cost $10,939,186,047)...................................................................   10,939,186,047
                                                                                                         ---------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (44.1 %)
 2,140,000   Federal Home Loan Banks...............................  4.88 - 7.02    03/21/01 - 01/18/02    2,104,553,679
 3,615,000   Federal Home Loan Mortgage Corp. .....................  5.06 - 6.86    03/01/01 - 12/06/01    3,548,895,061
 3,610,000   Federal National Mortgage Assoc.......................  4.92 - 7.05    03/22/01 - 12/28/01    3,529,317,952
   400,000   U.S. Treasury Bills...................................  4.93 - 5.76    03/29/01 - 05/31/01      396,663,236
                                                                                                         ---------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $9,579,429,928)....................................................................    9,579,429,928
                                                                                                         ---------------

             SHORT-TERM BANK NOTES (3.7 %)
   700,000   Bank of America, N.A..................................  5.34 - 5.43    04/09/01 - 04/26/01      700,000,000
   100,000   Harris Trust & Savings Bank...........................      5.40            04/10/01            100,000,000
                                                                                                         ---------------

             TOTAL SHORT-TERM BANK NOTES
              (Cost $800,000,000)......................................................................      800,000,000
                                                                                                         ---------------

             CERTIFICATES OF DEPOSIT (2.8 %)
   100,000   Bank of America, N.A..................................      6.64            03/05/01            100,000,000
   150,000   Chase Manhattan Bank N.A..............................      5.16            05/04/01            150,000,000
   370,000   SunTrust Bank.........................................  5.42 - 6.60    03/02/01 - 03/28/01      370,000,000
                                                                                                         ---------------

             TOTAL CERTIFICATES OF DEPOSIT
              (Cost $620,000,000)......................................................................      620,000,000
                                                                                                         ---------------

             REPURCHASE AGREEMENT (0.1 %)
    10,863   The Bank of New York (dated 02/28/01; proceeds
              $10,864,200) (a) (Cost $10,862,559)..................     5.438            03/01/01             10,862,559
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued


                                                                                                              VALUE
------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS (Cost $21,949,478,534) (b)..................................      101.1%  $21,949,478,534

             LIABILITIES IN EXCESS OF OTHER ASSETS.........................................       (1.1)     (231,529,471)
                                                                                                 -----   ---------------

             NET ASSETS....................................................................      100.0%  $21,717,949,063
                                                                                                 =====   ===============


---------------------

(a) Collateralized by $10,901,963 U.S. Treasury Bond 6.25% due 05/15/30 valued at $11,079,838.
(b) Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $21,949,478,534)...............  $21,949,478,534
Cash..................................           89,999
Receivable for:
   Interest...........................        7,669,412
   Capital stock sold.................          204,138
Prepaid expenses and other assets.....        1,012,059
                                        ---------------

   TOTAL ASSETS.......................   21,958,454,142
                                        ---------------

LIABILITIES:
Payable for:
   Capital stock repurchased..........      233,282,295
   Investment management fee..........        4,337,651
   Plan of distribution fee...........        1,648,136
Accrued expenses and other payables...        1,236,997
                                        ---------------

   TOTAL LIABILITIES..................      240,505,079
                                        ---------------
   NET ASSETS.........................  $21,717,949,063
                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................  $21,717,260,364
Accumulated undistributed net
 investment income....................          688,699
                                        ---------------

   NET ASSETS.........................  $21,717,949,063
                                        ===============

NET ASSET VALUE PER SHARE,
 21,717,931,558 shares outstanding
 (25,000,000,000 shares authorized of
 $.01 par value)......................            $1.00
                                                  =====

STATEMENT OF OPERATIONS
For the six months ended February 28, 2001 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME..........................  $658,028,408
                                           ------------

EXPENSES
Investment management fee................    26,678,379
Transfer agent fees and expenses.........    21,505,554
Plan of distribution fee.................     8,748,495
Registration fees........................     1,277,407
Shareholder reports and notices..........       466,018
Custodian fees...........................       253,440
Professional fees........................        28,990
Directors' fees and expenses.............         8,949
Other....................................        52,050
                                           ------------

   TOTAL EXPENSES........................    59,019,282
                                           ------------

   NET INVESTMENT INCOME.................   599,009,126

   NET REALIZED GAIN.....................        36,641
                                           ------------

NET INCREASE.............................  $599,045,767
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX        FOR THE YEAR
                                                       MONTHS ENDED           ENDED
                                                     FEBRUARY 28, 2001   AUGUST 31, 2000
----------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................   $   599,009,126    $ 1,045,024,773
Net realized gain..................................            36,641             20,571
                                                      ---------------    ---------------

    NET INCREASE...................................       599,045,767      1,045,045,344
                                                      ---------------    ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................      (599,004,544)    (1,045,027,246)
Net realized gain..................................           (50,812)            (6,400)
                                                      ---------------    ---------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS..............      (599,055,356)    (1,045,033,646)
                                                      ---------------    ---------------

Net increase from capital stock transactions.......     2,089,644,449      1,752,849,202
                                                      ---------------    ---------------

    NET INCREASE...................................     2,089,634,860      1,752,860,900
NET ASSETS:
Beginning of period................................    19,628,314,203     17,875,453,303
                                                      ---------------    ---------------

    END OF PERIOD
    (Including undistributed net investment income
    of $688,699 and $684,117, respectively)........   $21,717,949,063    $19,628,314,203
                                                      ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Liquid Asset Fund Inc. (the "Fund) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are high current income, preservation of capital and liquidity. The Fund was incorporated in Maryland on September 3, 1974 and commenced operations on September 22, 1975.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 2001, (unaudited) continued


$750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.325% to the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.30% to the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.275% to the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.25% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.248% to the portion of the daily net assets exceeding $17.5 billion.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended February 28, 2001, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended February 28, 2001, aggregated $46,974,722,647 and $45,523,296,481, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 2001, the Fund had transfer agent fees and expenses payable of approximately $342,700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

NOTES TO FINANCIAL STATEMENTS February 28, 2001, (unaudited) continued


five years of service. Aggregate pension costs for the six months ended February 28, 2001 included in Directors' fees and expenses in the Statement of Operations amounted to $2,979. At February 28, 2001, the Fund had an accrued pension liability of $53,512 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock, at $1.00 per share, were as follows:

                                                                      FOR THE SIX       FOR THE YEAR
                                                                     MONTHS ENDED           ENDED
                                                                   FEBRUARY 28, 2001   AUGUST 31, 2000
                                                                   -----------------   ---------------
                                                                      (unaudited)
Shares sold.................................................         31,503,504,295     67,301,842,890
Shares issued in reinvestment of dividends and
 distributions..............................................            597,599,149      1,042,395,681
                                                                    ---------------    ---------------
                                                                     32,101,103,444     68,344,238,571
Shares repurchased..........................................        (30,011,458,995)   (66,591,389,369)
                                                                    ---------------    ---------------
Net increase................................................          2,089,644,449      1,752,849,202
                                                                    ===============    ===============

MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                           FOR THE SIX                            FOR THE YEAR ENDED AUGUST 31
                                          MONTHS ENDED         ------------------------------------------------------------------
                                        FEBRUARY 28, 2001        2000           1999          1998          1997           1996
---------------------------------------------------------------------------------------------------------------------------------
                                           (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of
 period...............................        $ 1.00            $ 1.00         $ 1.00        $ 1.00        $ 1.00         $ 1.00
                                              ------            ------         ------        ------        ------         ------

Net investment income from
 operations...........................         0.029             0.055          0.046         0.052         0.050          0.050

Less dividends from net investment
 income...............................        (0.029)           (0.055)        (0.046)       (0.052)       (0.050)        (0.050)
                                              ------            ------         ------        ------        ------         ------

Net asset value, end of period........        $ 1.00            $ 1.00         $ 1.00        $ 1.00        $ 1.00         $ 1.00
                                              ======            ======         ======        ======        ======         ======

TOTAL RETURN..........................          2.99%(1)          5.69%          4.74%         5.29%         5.13%          5.15%

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................          0.58%(2)          0.58%          0.59%         0.61%         0.62%          0.63%

Net investment income.................          5.93%(2)          5.51%          4.61%         5.11%         5.01%          5.02%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.............................       $21,718           $19,628        $17,875       $15,321       $13,166        $11,389

---------------------
(1)  Not annualized.
(2)  Annualized.

                          SEE NOTES TO FINANCIAL STATEMENTS

DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo                       Morgan Stanley
Edwin J. Garn                                Dean Witter
James F. Higgins                             Liquid Asset Fund
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.



Semiannual Report
February 28, 2001